Exhibit 99.1

To:	All Collective Brands Associates

From:	Michael J. Massey

As you know, since August of last year, our Board of Directors, together with management, has been engaged in a comprehensive strategic and financial review with the goal of enhancing shareholder value. That process has successfully concluded and just a moment ago we announced that Collective Brands will be acquired by a group consisting of Wolverine Worldwide and two private equity firms, Golden Gate Capital and Blum Capital Partners. The total transaction price of approximately $2.0 billion clearly reflects the quality of our businesses. The fact that three highly successful and well-respected companies are joining together to acquire our Company is a testament to your efforts and to the value we have created together. I would like to personally thank you all for your dedication to serving our customers and focusing on driving success across all our businesses.

This transaction is expected to close late in the third calendar quarter or early in the fourth. The Payless ShoeSource and Collective Licensing International (CLI) businesses will then be owned jointly by Golden Gate Capital and Blum Capital Partners. They will operate as a standalone entity with Payless continuing to be headquartered in Topeka and CLI in Denver. Golden Gate and Blum Capital are highly accomplished investment firms with strong track records in helping to successfully grow the businesses of companies in which they invest. Golden Gate is particularly experienced in the retail sector, with a portfolio including other specialty retailers such as Express, Eddie Bauer, PacSun, and J.Jill, and Blum Capital has been a shareholder of Collective Brands for a number of years, so they know our Company well. Both Golden Gate and Blum Capital are very impressed with the progress of Payless ShoeSource’s turnaround and look forward to working with management to continue executing the turnaround strategies and growing the business in the U.S. and around the world. I am excited by both firms’ involvement in Payless ShoeSource and CLI, and I am confident of the continued growth and success of these businesses.

At the same time, Wolverine Worldwide will acquire Collective Brand’s Performance + Lifestyle Group (PLG), which will continue to be operated out of Lexington. Wolverine Worldwide is a publicly traded marketer of well-known footwear and lifestyle brands, including Merrell®, Hush Puppies®, Wolverine®, Sebago® and Caterpillar Footwear®, among others. They have a very strong track record of building brands, clearly evidenced by the more than 190 countries and territories where products bearing their brand names are sold. They have expressed that they are thrilled to add our high-performing, iconic brands — Sperry Top-Sider®, Saucony®, Stride Rite® and Keds® — to their global platform across five of their targeted growth areas: women’s, athletic, casual, kids and retail. This is a transformational acquisition for Wolverine Worldwide, and they look forward to working with the leadership team at PLG to maximize the global performance of a strong and powerful 16-brand portfolio that combines the PLG brands with their existing portfolio.

From now through the closing of the transaction, we will continue our current focus to execute on all aspects of our business and, as always, on delivering excellent products to our customers around the world.

Attached to this email is a copy of the joint press release that we issued along with Wolverine Worldwide, Blum Capital and Golden Gate. For the time being, it will be difficult to provide additional detailed information until closer to the closing of the transaction. But you will receive notice about local Town Hall meetings and conference calls to be held soon to share as much information as we can right now.

If you should be contacted by external representatives such as the media regarding this news, please refer them to our Media Relations representative Mardi Larson at (612) 928-0202. Additionally, if any consumers contact you with questions regarding the transaction, please direct them to our call center teams accordingly.

Thank you again for your hard work and dedication to Collective Brands and to staying focused on our business initiatives.

Sincerely,

Michael J. Massey

CEO, Collective Brands, Inc.

Announcement News Release Link

Collective Brands, Inc. – Cautionary Statement Regarding Forward-Looking Statements

This communication contains assumptions, expectations, projections, intentions or beliefs by Collective Brands, Inc. about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference by Collective Brands, Inc. in this communication, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting Collective Brands’ management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, Collective Brands’ management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance, and results of Collective Brands’ business include, but are not limited to:

(i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where Collective Brands sources products, supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses, or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries, or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom Collective Brands’ sources are located or in which Collective Brands does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates, (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property, employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) Collective Brands’ ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of Collective Brands to an entity controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine Worldwide Inc., including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed Merger and the sale by Parent of the Collective Brands Performance + Lifestyle Group business to Wolverine Worldwide, the expected timing of completion of the proposed Merger, the satisfaction of the conditions to the consummation of the proposed Merger and the Carveout Transaction, including financing conditions, the ability to complete the proposed Merger and the impact of the pending transaction on Collective Brands’ businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of Collective Brands with the Securities and Exchange Commission, including Collective Brands’ annual report on Form 10-K for the year ended January 29, 2011 in Part I, Item 1A, “Risk Factors”.